LONG-TERM DEBT (Tables)	9 Months Ended
Sep. 30, 2018
Disclosure Text Block [Abstract]
Schedule of Maturities of Long-term Debt [Table Text Block]
The first monthly payment of $363 began in July 2018 and continues for 60 months. The following is the total payment amounts for the next five years:

Periods ending December 31,
2018	$1,052
2019	4,356
2020	4,356
2021	4,356
2022	4,356
2023	2,192
$20,668
Amount of principle due in the next 12 months	$4,359
Long term portion of principle due	16,309
$20,668